EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002(1)

In connection with the Quarterly Report of Hormel Foods Corporation (the “Company”) on Form 10-Q for the period ending July 24, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:	September 2, 2004	/s/ JOEL W. JOHNSON

JOEL W. JOHNSON
Chairman of the Board and
Chief Executive Officer

Dated:	September 2, 2004	/s/ MICHAEL J. McCOY

MICHAEL J. McCOY
Executive Vice President and
Chief Financial Officer

(1)                A signed original of this written statement required by Section 906 has been provided to Hormel Foods Corporation and will be retained by Hormel Foods Corporation and furnished to the Securities and Exchange Commission or its staff upon request.

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